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Pursuant to the Master Pooling and Servicing Agreement dated as of October 30,1997 the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of November 25, 1997 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


Collection Period Ending                                   SEPTEMBER 30, 1999
Determination Date                                           OCTOBER 8, 1999
Distribution Date                                           OCTOBER 15, 1999

                                                                  ------
Class A Accumulation Period ("Y" or "N")?                           N
                                                                  ------
                                                                  ------
Class B Accumulation Period ("Y" or "N")?                           N
                                                                  ------
                                                                  ------
Early Amortization Period ("Y" or "N")?                             N
                                                                  ------
                                                                  ------
Class B Investor Amount paid in full ("Y" or "N")?                  N
                                                                  ------


MASTER TRUST INFORMATION

Receivables

1.      The aggregate amount of Receivables less all Receivables
        in Charged-Off Accounts as of the end of the last day of
        the Collection Period was equal to:                                                 $  1,679,770,583.65

2.      The aggregate amount of Principal Receivables as of the
        end of the last day of the Collection Period (not including
        reduction for Discount Receivables) was equal to:                                   $  1,639,633,162.98

3.      The average Discount Percentage for the Collection Period:                                         2.00%

4.      The aggregate amount of Discount Option Receivables as of
        the end of the last day of the Collection Period was equal to:                      $     32,792,663.26

5.      The aggregate amount of Principal Receivables as of the
        end of the last day of the Collection Period (including
        reduction for Discount Receivables) was equal to:                                   $  1,606,840,499.72

6.      The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
        increase for Discount Receivables) was equal to:                                    $     40,137,420.67

7.      The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
        increase for Discount Receivables) was equal to:                                    $     72,930,083.93

8.      The average amount of Receivables for the Collection
        Period was equal to:
        a. Average Principal Receivables                                                    $  1,609,479,459.20
        b. Average Total Receivables                                                        $  1,681,363,506.63

9.      The Transferor Amount as of the end of the last day of the
        Collection Period:                                                                  $     16,840,499.72

10.     Minimum Transferor Amount required as of end of last day of Collection Period:      $              0.00

11.     The aggregate amount of Principal Charge-Offs for the
        Collection Period was equal to:                                                     $     14,019,031.30

12.     The aggregate amount of Finance Charge Charge-Offs
        for the Collection Period was equal to:                                             $      2,542,841.93

13.     The Excess Funding Account Balance as of the end of the
        last day of the Collection Period                                                   $              0.00


Collections

14.     The aggregate amount of Principal Collections for the
        Collection Period was equal to:
        a.)  Collection of Principal Receivables:                                           $    117,449,655.15
        b.)  Recoveries:                                                                           2,230,418.55
        c.)  Discount Receivable Collections:                                               $     (2,348,993.10)
                                                                                            -------------------
        d.) Total Principal Receivable Collections:                                         $    117,331,080.60


15.     The aggregate amount of Finance Charge Collections for the
        Collection Period was equal to:
        a.)  Collection of Finance Charge Receivables                                       $     29,491,480.69
        b.)  Interchange Amount                                                             $      1,888,656.72
        c.)  Discount Receivable Collections                                                $      2,348,993.10
                                                                                            -------------------
        d.)  Total Finance Charge Receivable Collections                                    $     33,729,130.51

16.     The aggregate amount of interest earnings (net of losses
        and investment expenses) on the Excess Funding
        Account for the Collection Period:                                                  $              0.00

17.     The aggregate amount of Collections processed for the
        Collection Period:                                                                  $    151,060,211.11

Invested Amounts

18.     The 1997-1 Net Investment at the end of the last day of the
        Collection Period was equal to:
        a. Class A-1 Invested Amount                                                        $     45,000,000.00
        b. Class A-2 Invested Amount                                                        $     45,000,000.00
                                                                                            -------------------
        c. Total                                                                            $     90,000,000.00

19.     The average amount of the 1997-1 Net Investment for the
        Collection Period was equal to:
        a. Class A-1 Invested Amount                                                        $     49,666,666.67
        b. Class A-2 Invested Amount                                                        $     47,333,333.33
                                                                                            -------------------
        c. Total                                                                            $     97,000,000.00

20.     The 1997-2 Net Investment at the end of the last day of the
        Collection Period was equal to:
        a.  Class A                                                                         $    603,000,000.00
        b.  Class B                                                                         $    135,000,000.00
        c.  Collateral Indebtedness Interest                                                $     63,000,000.00
        d.  Class D                                                                         $     99,000,000.00
                                                                                            -------------------
        e.  Total                                                                           $    900,000,000.00

21.     The average amount of the 1997-2 Net Investment for the
        Collection Period was equal to:
        a.  Class A                                                                         $    603,000,000.00
        b.  Class B                                                                         $    135,000,000.00
        c.  Collateral Indebtedness Interest                                                $     63,000,000.00
        d.  Class D                                                                         $     99,000,000.00
                                                                                            -------------------
        e.  Total                                                                           $    900,000,000.00


22.     The 1998-1 Net Investment at the end of the last day of the
        Collection Period was equal to:
        a.  Class A                                                                         $    402,000,000.00
        b.  Class B                                                                         $     90,000,000.00
        c.  Collateral Indebtedness Interest                                                $     48,000,000.00
        d.  Class D                                                                         $     60,000,000.00
                                                                                            -------------------
        e.  Total                                                                           $    600,000,000.00

23.     The average amount of the 1998-1 Net Investment for the
        Collection Period was equal to:
        a.  Class A                                                                         $    402,000,000.00
        b.  Class B                                                                         $     90,000,000.00
        c.  Collateral Indebtedness Interest                                                $     48,000,000.00
        d.  Class D                                                                         $     60,000,000.00
                                                                                            -------------------
        e.  Total                                                                           $    600,000,000.00

24.     The aggregate Invested Amount across all series of Investor
        Certificates outstanding as of the end of the last day of the
        Collection Period:                                                                  $  1,590,000,000.00

Series 1997-2 Allocation Percentages

25.     The Fixed Allocation Percentage with respect to the Collection Period:
                       a.  Class A                                                          %              0.00%
                       b.  Class B                                                          %              0.00%
                       c.  Collateral Indebtedness Interest                                 %              0.00%
                       d.  Class D                                                          %              0.00%
                                                                                            -------------------
                       e.  Series 1997-2 Total                                                             0.00%

26.     The Floating Allocation Percentage with respect to the Collection Period:
                       a.  Class A                                                          %             37.41%
                       b.  Class B                                                          %              8.38%
                       c.  Collateral Indebtedness Interest                                 %              3.91%
                       d.  Class D                                                          %              6.14%
                                                                                            -------------------
                       e.  Series 1997-2 Total                                                            55.83%

Allocation of Collections

27.     The Series 1997-2 allocation of Collections of Principal
        Receivables for the Collection Period:
                       a.  Class A                                                          $     43,891,838.74
                       b.  Class B                                                          $      9,826,531.06
                       c.  Collateral Indebtedness Interest                                 $      4,585,714.50
                       d.  Class D                                                          $      7,206,122.78
                                                                                            -------------------
                       e.  Series 1997-2 Total                                              $     65,510,207.07


28.     The Series 1997-2 allocation of Collections of Finance
        Charge Receivables for the Collection Period:
                       a.  Class A                                                          $     12,617,573.70
                       b.  Class B                                                          $      2,824,829.93
                       c.  Collateral Indebtedness Interest                                 $      1,318,253.97
                       d.  Class D                                                          $      2,071,541.95
                                                                                            -------------------
                       e.  Series 1997-2 Total                                              $     18,832,199.56

Portfolio Yield and Delinquencies

29.     The Portfolio Yield for the  Collection Period:                                     %             14.67%

30.     The 3-month average Portfolio Yield for the three most recent
        Collection Periods:                                                                 %             16.39%

31.     The Base Rate for the Collection Period:                                            %              7.73%

32.     The 3-month average Base Rate for the three most recent
        Collection Periods:                                                                 %              7.62%

33.     The 3-month average Portfolio Adjusted Yield:                                       %              8.77%

34.     The amount of Shared Excess Finance Charge Collections
        allocable to Series 1997-2 with respect to any Finance Charge
        Shortfall in such Series for the Collection Period:                                 $              0.00

35.     The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
        (a) Delinquent 31 to 60 days                                                              40,026,914.20
        (b) Delinquent 61 to 90 days                                                              28,703,482.93
        (c) Delinquent 91 days or more                                                            49,695,244.90

Determination of Monthly Interest

36.     Class A Monthly Interest:
                       a.  Class A Monthly Interest                                         $      2,808,975.00
                       b.  Funds allocated and available to pay Class A
                            Monthly Interest for the Collection Period (4.3a)               $     12,617,573.70
                       c.  Class A Interest Shortfall (b less a)                            $              0.00
                       d.  Class A Additional Interest                                      $              0.00

37.     Class B Monthly Interest:
                       a.  Class B Monthly Interest                                         $        658,125.00
                       b.  Funds allocated and available to pay Class B
                            Monthly Interest for the Collection Period (4.3b)               $      2,824,829.93
                       c.  Class B Interest Shortfall (b less a)                            $              0.00
                       d.  Class B Additional Interest                                      $              0.00

38.     Collateral Monthly Interest and Class D Monthly Interest:
                       a.  Collateral/Class D Monthly Interest                              $        827,550.00
                       b.  Funds allocated and available to pay Collateral/
                            Class D Monthly Interest for the Collection Period              $      3,389,795.92
                       c.  Collateral/Class D Interest Shortfall (b less a)                 $              0.00
                       d.  Collateral/Class D Additional Interest                           $              0.00

Determination of Monthly Principal

39.     Class A Monthly Principal (pursuant to section 4.4a):
                    (X)a.  Available Principal Collections on deposit in the
                           Collection Account and available for distribution:               $              0.00
                    (Y)a.  Controlled Accumulation Amount                                   $              0.00
                       b.  Deficit Controlled Accumulation Amount                                          0.00
                                                                                            -------------------
                       c.  Controlled Deposit Amount (sum a + b)                                           0.00
                    (Z)a.  Class A Invested Amount                                          $    603,000,000.00
        Class A Monthly Principal (the least of x,y,z)                                      $              0.00

40.     Class B Monthly Principal (pursuant to section 4.4b)
        (distributable only after payout of Class A)
                    (X)a.  Available Principal Collections on deposit in the
                           Collection Account and available for distribution:               $              0.00
                    (Y)a.  Controlled Accumulation Amount                                   $              0.00
                       b.  Deficit Controlled Accumulation Amount                           $              0.00
                                                                                            -------------------
                       c.  Controlled Deposit Amount (sum a + b)                            $              0.00
                    (Z)a.  Class B Invested Amount                                          $    135,000,000.00
        Class B Monthly Principal (the least of x,y,z)                                      $              0.00

41.     Collateral Monthly Principal
                       a.  pursuant to 4.4c (i) prior to occurrence of
                           Early Amortization or payment in full of the
                           Class B Investor Amount (optional)                               $              0.00
                       b.  pursuant to 4.4c (ii) prior to occurrence of
                           Early Amortization or payment in full of the
                           Class B Investor Amount                                          $              0.00

Available Funds

42.     Class A Available Funds
                       a.  Class A Finance Charge allocation                                $     12,617,573.70
                       b.  Prior to Class B Principal Commencement Date, the
                           amount of Principal Funding Investment Proceeds for
                           such prior Collection Period                                     $              0.00
                       c.  Any amount of Reserve Account withdrawn and
                          included in Class A Available Funds (section 4.14d)               $              0.00
                       d.  Class A Available Funds (sum a-c)                                $     12,617,573.70

43.     Class B Available Funds
                       a.  Class B Finance Charge allocation                                $      2,824,829.93
                       b.  On or After Class B Principal Commencement Date, the
                           amount of Principal Funding Investment Proceeds for
                           such prior Collection Period                                     $              0.00
                       c.  Any amount of Reserve Account withdrawn and
                          included in Class B Available Funds (section 4.14d)               $              0.00
                       d.  Class B Available Funds (sum a-c)                                $      2,824,829.93

44.     Collateral Available Funds:
                       a.  Collateral Finance Charge allocation                             $      1,318,253.97

45.     Class D Available Funds
                       a.  Class D Finance Charge allocation                                $      2,071,541.95


Reallocated Principal Collections

46.     Class D Subordinated Principal Collections (to the extent                           $              0.00
        needed to fund Required Amounts)

47.     Collateral Subordinated Principal Collections (to the extent                        $              0.00
        needed to fund Required Amounts)

48.     Class B Subordinated Principal Collections (to the extent                           $              0.00
        needed to fund Required Amounts)

49.     Total Reallocated Principal Collections                                             $              0.00


Investor Default Amounts

50.     Class A Investor Default Amount                                                     $      5,244,314.28


51.     Class B Investor Default Amount                                                     $      1,174,100.21


52.     Collateral Investor Default Amount                                                  $        547,913.43


53.     Class D Investor Default Amount                                                     $        861,006.82


54.     Aggregate Investor Default Amount                                                   $      7,827,334.74


Allocable Amounts for Series 1997-2

55.     The Allocable Amount for Series 1997-2 as of the end of the
        Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
             Class A                                                                        $      5,244,314.28
             Class B                                                                        $      1,174,100.21
             Class C                                                                        $        547,913.43
             Class D                                                                        $        861,006.82
                                                                                            -------------------
        Aggregate Allocable Amount                                                          $      7,827,334.74


Required Amounts for Series 1997-2

56.     Class A Required Amount (section 4.5a)
                    (a)  i.  Class A Monthly Interest for current Distribution
                             Date                                                           $      2,808,975.00
                        ii.   Class A Monthly Interest previously due but not
                             paid                                                           $              0.00
                       iii.   Class A Additional Interest for prior Collection Period
                             or previously due but not paid                                 $              0.00
                       iv.   Class A Allocable Amount                                       $      5,244,314.28
                        v.    Class A Servicing Fee, including previously due but
                              not paid (if FNANB is no longer Servicer)                     $              0.00
                    (b)      Class A Available Funds                                        $     12,617,573.70
                                                                                            -------------------
                             Class A Required Amount (sum of a-f minus g)                   $              0.00

57.     Class B Required Amount (section 4.5b)
                    (x)  i.  Class B Monthly Interest for current Distribution
                             Date                                                           $        658,125.00
                        ii.   Class B Monthly Interest previously due but not
                             paid                                                           $              0.00
                       iii.   Class B Additional Interest for prior Collection Period
                             or previously due but not paid                                 $              0.00
                       iv.    Class B Servicing Fee, including previously due but
                              not paid (if FNANB is no longer Servicer)                     $              0.00
                             Class B Available Funds                                        $      2,824,829.93
                    (y)      Excess of Class B Allocable Amount over
                             funds available to make payments (section 4.8d)                $              0.00
                                                                                            -------------------
                             Class B Required Amount ((sum of i-iv) minus Class B           $              0.00
                             Available funds plus y)

58.     Collateral/Class D Required Amount (section 4.5c)
                    (x)i.  Collateral/Class D Monthly Interest for current
                           Distribution date                                                $        827,550.00
                       ii.  Collateral/Class D Monthly Interest previously
                           due but not paid                                                 $              0.00
                       iii.  Collateral/Class D Additional Interest for prior
                           Collection Period or previously due but not paid                 $              0.00
                       iv.  Collateral/Class D Servicing Fee, including previously due
                           but not paid (if FNANB is no longer Servicer)                    $              0.00
                           Collateral/Class D Available Funds                               $      3,389,795.92
                    (y)    Excess of Collateral/Class D Allocable Amount
                           amount over funds available to make payments                     $              0.00
                           Collateral/Class D Required Amount ((sum of i-iv minus
                           Collateral/Class D Available Funds plus y)                       $              0.00

Investor Charge-Offs

59.     The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
        Amount and Class D Invested Amount
                       a.  Class A                                                          $              0.00
                       b.  Class B                                                          $              0.00
                       c.  Collateral Indebtedness Amount                                   $              0.00
                       d.  Class D                                                          $              0.00

60.     The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
        Invested Amount
                       a.  Class B                                                          $              0.00
                       b.  Collateral Indebtedness Amount                                   $              0.00
                       c.  Class D                                                          $              0.00

61.     The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                       a.  Collateral Indebtedness Amount                                   $              0.00
                       b.  Class D                                                          $              0.00

Servicing Fee

62.     Class A Servicing Fee for the Collection Period                                     $      1,005,000.00

63.     Class B Servicing Fee for the Collection Period                                     $        225,000.00

64.     Collateral Servicing Fee for the Collection Period                                  $        105,000.00

65.     Class D Servicing Fee for the Collection Period                                     $        165,000.00

Enhancement
              (18% of total Invested Amount)
66.     Required Enhancement Amount
                       a. Invested Amount as of the last day of the Collection
                           Period                                                           $    900,000,000.00
                       b.  Required Enhancement Amount (line a times 18%)                   $    162,000,000.00

67.     Enhancement Surplus
                       a.  Amount on Deposit in the Cash Collateral Account                 $              0.00
                       b.  Collateral Indebtedness Amount                                   $     63,000,000.00
                       c.  Class D Invested Amount                                          $     99,000,000.00
                       d.  Required Enhancement Amount                                      $    162,000,000.00
                       e.  Enhancement Surplus ((sum of a:c) less d)                        $              0.00
                       f.   Enhancement deficiency, deposit excess Finance
                            Charge to Cash Collateral Account                               $              0.00

Reserve Account

68.     Lowest historical 3-month Portfolio Adjusted Yield
        (must be > 4%, or line 69 will adjust accordingly)                                  %              5.38%

69.     Reserve Account Funding Date (based on line 68)                                          8/15/2001

70.     Required Reserve Account Amount (after the Reserve Account
        Funding Date, 0.5% times the Class A Adjusted Investor Amount)                      $              0.00

71.     Available Reserve Account Amount
                       a.  Amount of deposit in the Reserve Account on the
                            Distribution Date                                               $              0.00
                       b.  Required Reserve Account Amount                                  $              0.00
                                                                                            -------------------
                       c.  Available Reserve Account Amount                                 $              0.00

Principal Funding Account

72.     Principal Funding Account Balance as of prior Distribution Date                     $              0.00

73.     Deposit to the Principal Funding Account on the current
        Distribution Date                                                                   $              0.00

74.     Withdrawal from the Principal Funding Account on the Current
        Distribution Date                                                                   $              0.00

75.     Principal Funding Account Balance as of the current
        Distribution Date                                                                   $              0.00

76. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

Certificate LIBOR Determination

77.     Certificate LIBOR Determination date for the Collection Period                           9/15/1999

78.     Certificate LIBOR rate for the Collection Period                                    %              5.38%

79. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

        IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 15th day of OCTOBER, 1999.

                                 FIRST NORTH AMERICAN NATIONAL BANK,
                                 as Servicer


                                 By __________________________________
                                 Name:  Philip J. Dunn
                                 Title:  Vice President